UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 26, 2012

Alterra Capital Holdings Limited
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Alterra House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On January 26, 2012, the Registrant issued a press release containing a letter addressed to its shareholders, employees and other stakeholders. This press release contained, among other things, estimates of financial information with respect to the 2011 fiscal year and certain financial projections for 2012. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

In accordance with general instruction B.2 to form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed "furnished" and not "filed" in with the Securities and Exchange Commission for purposes of Section 18 of the Securities and Exchange Act of 1924, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

New Release of Alterra Capital Holdings Limited, dated January 26, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterra Capital Holdings Limited

January 26, 2012	By:	/s/ Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release of Alterra Capital Holdings Limited, dated January 26, 2012